UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023

Bubblr, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	333-260902	86-2355916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

21 West 46th Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 814-7184

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [_]

 Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Bubblr, Inc. (the “Company”) on February 13, 2023 (the "Original Form 8-K"). The purpose of this Amendment is correct the exhibits provided, as well as add information to item 5.02. In the Original Form 8-K, exhibit 10.1 should have been labeled exhibit 99.1 and exhibit 10.1 was not included. Exhibits 10.1 and 99.1 are being provided in this Amendment. In item 5.02, the titles that Stephen Morris was appointed to were edited. No other changes are being made to the Original Form 8-K.

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 10, 2023, Matthew Loeb resigned as our Chairperson and member of our board of directors. There was no known disagreement with Mr. Loeb on any matter relating to our operations, policies or practices.

On February 10, 2023, we appointed Stephen Morris as Chairperson and David Chetwood as Chief Financial Officer and Secretary of our company.

The employment history for Mr. Morris is provided for in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2023, which is incorporated herein by reference.

Mr. Morris has material direct or indirect interests in transactions with us over the last two years, as provided for in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2023, which is incorporated herein by reference.

Mr. Chetwood has been retired from employment for the last 5 years. From 2004 to 2016, Mr. Chetwood was Chief Financial Officer of Westmont Industries Group (Advanced Ground Systems Engineering LLC).

Aside from that provided above, Mr. Chetwood does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

On February 10, 2023, our board of directors approved an employment agreement in favor of our Chief Financial Officer, Mr. Chetwood. The description of the agreement provided below is qualified in its entirety by reference to the complete terms of the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein. Aside from the employment agreement, there are no material direct or indirect interests in transactions with us over the last two years.

The employment agreement with Mr. Chetwood provides that we will compensate him with a yearly salary of $180,000 to be increased to $360,000 upon securing $5m in capital. We also agreed to compensate Mr. Chetwood with 102,040 restricted shares of our common stock, upon successful completion of his initial period of 90 days. He is also entitled to health and vacation benefits and two-month severance if terminated for good cause of if he resigns for good reason in a constructive termination. Mr. Chetwood agreed to a two year non-solicit restrictive covenant.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated February 10, 2023 with David Chetwood
99.1	Resignation of Matthew Loeb, dated February 10, 2023

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2023	Bubblr, Inc.

	By:	/s/ Stephen Morris
	Name: Title:	Stephen Morris Chairperson and interim Chief Executive Officer

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